                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a12


                            THE INDONESIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
(4)  Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017


                             YOUR VOTE IS IMPORTANT

DEAR SHAREHOLDER:


    The governing Board of Directors (the "Board") of The Indonesia Fund, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal to retain Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), the Australian affiliate of Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, as sub-investment adviser to the Fund. We are pleased to invite you to attend the Annual Meeting of Shareholders of the Fund (the "Meeting") to consider the approval of a sub-investment advisory agreement with CSAM Australia and the election of two directors.



    The Board and CSAM believe that the retention of CSAM Australia is in the best interest of shareholders. The Board has determined that retention of CSAM Australia will enable the Fund to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM AUSTRALIA WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.



    The costs associated with the solicitation of proxies for the Meeting are being shared equally by the Fund and CSAM.



    THE BOARD MEMBERS OF THE FUND BELIEVE THAT THE TWO PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR BOTH OF THE PROPOSALS.



    Detailed information about each proposal may be found in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on August 20, 2002.


                                        Respectfully,

                                        /s/ Michael A. Pignataro
                                                  MICHAEL A. PIGNATARO
                                                       SECRETARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 9, 2002

                               -----------------

DEAR SHAREHOLDERS:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Indonesia Fund, Inc. (the "Fund") will be held on October 9, 2002, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, commencing at 1:00 p.m. New York time.



    The Meeting is being held to consider and act upon the following proposals as described in the accompanying Proxy Statement and such other matters as may properly come before the Meeting or any adjournments thereof:



    PROPOSAL 1: To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia").



    PROPOSAL 2: To elect Lawrence J. Fox and Laurence R. Smith as directors to hold office for the term indicated and until his successor shall have been elected and qualified.



THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE TWO PROPOSALS BEING PRESENTED TO THE FUND'S SHAREHOLDERS.



    Holders of record shares of the Fund at the close of business on August 20, 2002 are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof.


                                        By Order of the Board of Directors,

                                        /s/ Michael A. Pignataro
                                                  MICHAEL A. PIGNATARO
                                                       SECRETARY


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.



August 26, 2002
New York, New York

                            THE INDONESIA FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017



                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 9, 2002

                               -----------------


                                PROXY STATEMENT

                                 --------------


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Indonesia Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund at 466 Lexington Avenue, 16th Floor, New York, New York 10017, on October 9, 2002, and at any and all adjournments thereof. The Meeting will commence at 1:00 p.m., New York time.



    A Notice of Annual Meeting of Shareholders and a proxy card ("Proxy") accompany this Proxy Statement. This Proxy Statement, Notice of Annual Meeting of Shareholders and the proxy card are first being mailed to shareholders on or about August 26, 2002, or as soon as practicable thereafter.



    All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by Proxies will be voted "FOR" both the approval of the Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia" or the "Subadviser") and the election of the Fund's nominees, Lawrence J. Fox and Laurence R. Smith, for director. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Indonesia Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.



    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve either of the proposals is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

    For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are Proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter been given. Accordingly, shareholders are urged to forward their voting instructions promptly.



    Approval of Proposal 1 will require the affirmative vote of a majority of the outstanding voting securities of the Fund ("Majority Vote"). "Majority Vote" for purposes of this Proxy Statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. Approval of Proposal 2 will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.



    Abstentions and broker non-votes will have the effect of votes AGAINST Proposal 1 for purposes of tabulating votes necessary for Proposal 1's approval. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 2.



    Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of August 20, 2002 (the "Record Date"), the Fund had 8,266,202 outstanding shares.



    In order that your shares may be represented at the Meeting, we request that you:



    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received and processed on or before October 9, 2002.


                                   PROPOSAL 1
                 APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION


    The Fund's shareholders will be asked at the Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, CSAM and CSAM's Australian affiliate, CSAM Australia. The Sub-Advisory Agreement was unanimously approved by the Board, including all of the Directors (the "Directors") who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at a meeting held on May 13, 2002.



    At the meeting, CSAM, as investment adviser to the Fund, recommended to the Board that the Fund retain CSAM Australia as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not the Fund) pay CSAM Australia a sub-advisory fee in such amount as may be agreed upon from time to time by CSAM and the Subadviser. Thus, the retention of CSAM Australia will not increase the fees or expenses otherwise incurred by the Fund or its shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM Australia.

    The Sub-Advisory Agreement for the Fund as approved by the Board is now being submitted for approval by the Fund's shareholders. If it is approved by a Majority Vote of the Fund's outstanding shares, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board will consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.



    A form of the Sub-Advisory Agreement is attached hereto as APPENDIX A.



    CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017, and CSAM Australia's principal office is located at Level 32 Gateway, 1 Macquarie Place, Sydney 2001.



    AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAYABLE TO CSAM AUSTRALIA PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS.


BOARD EVALUATION AND RECOMMENDATION


    In determining whether it was appropriate to approve the Sub-Advisory Agreement for CSAM Australia and to recommend approval to shareholders, the Board, including the Non-Interested Directors, considered various matters and materials provided by CSAM and CSAM Australia. The Board considered, primarily, the greater geographic proximity of CSAM Australia to Indonesia and the relatively greater access that CSAM Australia may have to information about Indonesian companies and the economy of Indonesia. The Board also considered the benefit the Fund may derive from CSAM Australia's ability to obtain best price and execution on trades on the Indonesian securities market due to its familiarity with the market. The Board also carefully considered the particular expertise of CSAM Australia in managing the types of investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by CSAM Australia. In addition, the Board took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM AUSTRALIA WILL BE PAYABLE BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM AUSTRALIA WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS.



BACKGROUND INFORMATION REGARDING THE FUND



    The Fund invests primarily in Indonesian equity securities consisting predominantly of common stock, preferred stock and convertible securities and warrants. The Fund may also invest in Indonesian debt securities.



    Currently, Bear Stearns Funds Management Inc. ("Bear Stearns"), serves as the Fund's administrator. Bear Stearns has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Brown Brothers Harriman & Co. ("Brown Brothers") serves as custodian for assets for the Fund. Brown Brothers principal business address is 40 Water Street, Boston, Massachusetts 02109. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT


    CSAM, a professional investment counseling firm, serves as the Fund's investment adviser and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of June 30, 2002, Credit Suisse Asset Management companies managed approximately $66 billion in the U.S. and $313 billion globally. Credit Suisse Asset Management has offices in 14 countries, including CSAM and CSAM Australia; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (the "SEC").



    Pursuant to the Investment Advisory Agreement with CSAM (the "Advisory Agreement"), subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of the Fund, will pay the sub-advisory fee to CSAM Australia as described more fully below. The Fund pays all other expenses incurred in its operations, including general administrative expenses.



    The Advisory Agreement dated December 21, 1990 was last approved by shareholders on September 28, 1990 in order to satisfy an undertaking to present the Advisory Agreement for shareholder approval following the Fund's initial public offering.



    As compensation for its services to the Fund, CSAM receives compensation at an annual rate of 1.00% of the Fund's average weekly net assets. For the fiscal year ended December 31, 2001, CSAM received $106,131 in total compensation from the Fund.



    REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUND PURSUANT TO THE ADVISORY AGREEMENT AND BEAR STEARNS WILL CONTINUE TO PROVIDE ADMINISTRATIVE SERVICES TO THE FUND.


DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT


    Subject to the supervision of CSAM, the Sub-Advisory Agreement requires CSAM Australia, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, and the Fund's Registration Statement, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

    In connection with the Sub-Advisory Agreement, CSAM Australia will, subject to the supervision and direction of CSAM:


    (1) manage that portion of the Fund's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;


    (2) make investment decisions or recommendations with respect to the Assets;


    (3) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;



    (4) exercise voting rights with respect to the Assets, if requested by CSAM; and


    (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.


    It is contemplated that CSAM Australia will be solely responsible for the day-to-day management of all of the Fund's assets, subject to CSAM's supervision.



    In connection with the performance of services under the Sub-Advisory Agreement, CSAM Australia may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such third parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM Australia remains liable for the performance of each such third party's duties.


    The services of CSAM Australia under the proposed Sub-Advisory Agreement are not exclusive. CSAM Australia has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.


    The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM Australia upon 60 days' written notice to the other parties; or with respect to the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM and CSAM Australia.



    CSAM will pay CSAM Australia, in consideration of its services as sub-adviser, a quarterly fee equal to 90% of the net quarterly amount received by CSAM as the Fund's investment adviser. Such fee will be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which the Sub-Advisory Agreement for the Fund is in effect will be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.



    CSAM WILL PAY CSAM AUSTRALIA THE SUB-ADVISORY FEE. CSAM AUSTRALIA DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM THE FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.


INFORMATION ABOUT CSAM AUSTRALIA


    CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser registered under the Advisers

Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and currently manages approximately AUD $22 billion (US
$12 billion) in assets.



    CSAM Australia is a wholly owned subsidiary of Credit Suisse First Boston. Credit Suisse First Boston is a wholly owned subsidiary of Credit Suisse, the indirect parent company of the Funds' investment adviser, CSAM. Credit Suisse First Boston is located at Uetlibergstrasse 231, Uetlihof 1 CH-8045 Zurich, Switzerland. Credit Suisse is located at Paradeplatz 8, 8001 Zurich, Switzerland.



    CSAM Australia is governed by a Board of Directors, with the day-to-day affairs of the company managed by an Executive Committee. The names and principal occupations of the directors and officers of CSAM Australia are set forth below. Each of the persons listed may be contacted c/o Credit Suisse Asset Management (Australia) Limited, Level 32 Gateway, 1 Macquarie Place, Sydney, NSW 2000, Australia.



                        CURRENT POSITION WITH CSAM                OTHER CURRENT PRINCIPAL
NAME                            AUSTRALIA                               OCCUPATIONS
----                  ------------------------------      ----------------------------------------
Andrew McKinnon       CEO and Director                    N.A.

Bronwyn Matheson      Director and Company Secretary      N.A.

William Gates         Director                            N.A.

Joseph Gallagher      Director                            Global CFO and Member of Executive Board
                                                          of Credit Suisse Asset Management



    THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.



                                   PROPOSAL 2

    The second proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.



    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.



    Lawrence J. Fox and Laurence R. Smith, Directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2005 Annual Meeting of Shareholders.


    The nominees have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

    The following table sets forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the Fund's officers.



                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                  TERM OF                                     FUND                OTHER
                            POSITION(S)         OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX          DIRECTORSHIPS
                             HELD WITH           LENGTH OF             DURING PAST         OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE         FUND             TIME SERVED              5 YEARS            DIRECTOR             DIRECTOR
----------------------    ---------------   -------------------  -----------------------  -------------   ----------------------
NON-INTERESTED DIRECTORS:
-----------------------------------------

Enrique R. Arzac          Director          Since 2000; current  Professor of Finance            8        Director of The Adams
  c/o CSAM                                  term ends at the     and Economics, Graduate                  Express Company (a
  466 Lexington Avenue                      2003 annual          School of Business,                      closed-end investment
  New York, NY 10017                        meeting.             Columbia University                      company); Director of
  Age: 60                                                        (1971-present).                          Petroleum and
                                                                                                          Resources Corporation
                                                                                                          (a closed-end
                                                                                                          investment company).

Richard H. Francis        Director          Since 1990; current  Currently retired;             55                  --
  c/o CSAM                                  term ends at the     Executive Vice
  466 Lexington Avenue                      2004 annual          President and Chief
  New York, NY 10017                        meeting.             Financial Officer of
  Age: 70                                                        Pan Am Corporation and
                                                                 Pan American World
                                                                 Airways, Inc.
                                                                 (1988-1991).

Lawrence J. Fox           Director          Since 2000; current  Partner, Drinker                3        Director, Winthrop
  One Logan Square                          term ends at the     Biddle & Reath (law                      Trust Company.
  18th & Cherry Streets                     2002 annual          firm) (1976-present);
  Philadelphia, PA 19103                    meeting.             Managing Partner
  Age: 58                                                        Drinker Biddle & Reath
                                                                 (1992-1998).

INTERESTED DIRECTORS:
-----------------------------------------

William W. Priest, Jr.*   Director          Since 1990; current  Senior Partner of              61                  --
  12 East 49th Street                       term ends at the     Steinberg Priest &
  New York, NY 10017                        2003 annual          Sloane Capital
  Age: 60                                   meeting.             Management
                                                                 (3/01-present);
                                                                 Chairman and Managing
                                                                 Director of CSAM
                                                                 (5/00-2/01); Chief
                                                                 Executive Officer and
                                                                 Managing Director of
                                                                 CSAM (11/89-5/00).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                  TERM OF                                     FUND                OTHER
                            POSITION(S)         OFFICE AND       PRINCIPAL OCCUPATION(S)     COMPLEX          DIRECTORSHIPS
                             HELD WITH           LENGTH OF             DURING PAST         OVERSEEN BY           HELD BY
NAME, ADDRESS, AND AGE         FUND             TIME SERVED              5 YEARS            DIRECTOR             DIRECTOR
----------------------    ---------------   -------------------  -----------------------  -------------   ----------------------
Laurence R. Smith*        Chief Executive   Since May 2002;      Global Chief Investment         2                  --
  c/o CSAM                Officer,          current term ends    Officer and Managing
  466 Lexington Avenue    Chairman of the   at the 2002 annual   Director of CSAM
  New York, NY 10017      Board and         meeting.             (1999-present);
  Age: 43                 Director                               Managing Director of
                                                                 J.P. Morgan Investment
                                                                 Management (1981-1999).



                                                           TERM OF
                            POSITION(S)                  OFFICE AND                        PRINCIPAL OCCUPATION(S)
                             HELD WITH                    LENGTH OF                              DURING PAST
NAME, ADDRESS, AND AGE         FUND                      TIME SERVED                               5 YEARS
------------------------  ---------------   -------------------------------------  ----------------------------------------
OFFICERS:
-----------------------------------------

Hal Liebes                Senior Vice       Since 1997; current term ends at the   Managing Director and General Counsel of
  c/o CSAM                President         Board meeting next following the 2002  CSAM (12/99-present); Director and
  466 Lexington Avenue                      annual meeting.                        General Counsel of CSAM (3/97-12/99);
  New York, NY 10017                                                               executive officer of other CSAM-advised
  Age: 37                                                                          investment companies.

Richard W. Watt           President and     Since 2002; current term ends at the   Managing Director of CSAM
  c/o CSAM                Chief             Board meeting next following the 2002  (7/96-present).; executive officer of
  466 Lexington Avenue    Investment        annual meeting.                        other CSAM-advised investment companies.
  New York, NY 10017      Officer
  Age: 43

Michael A. Pignataro      Chief Financial   Since 1990; current term ends at the   Director of CSAM (1/01-present); Vice
  c/o CSAM                Officer and       Board meeting next following the 2002  President of CSAM (12/95-12/00);
  466 Lexington Avenue    Secretary         annual meeting.                        executive officer of other CSAM-advised
  New York, NY 10017                                                               investment companies.
  Age: 42

Rocco A. Del Guercio      Vice President    Since 1997; current term ends at the   Vice President of CSAM (1/01-present);
  c/o CSAM                                  Board meeting next following the 2002  Assistant Vice President of CSAM
  466 Lexington Avenue                      annual meeting.                        (1/99-12/00); Administrative Officer of
  New York, NY 10017                                                               CSAM (6/96-12/98); executive officer of
  Age: 38                                                                          other CSAM-advised investment companies.

Robert M. Rizza           Treasurer         Since 1999; current term ends at the   Assistant Vice President of CSAM
  c/o CSAM                                  Board meeting next following the 2002  (1/01-present); Administrative Officer
  466 Lexington Avenue                      annual meeting.                        of CSAM (3/98-12/00); Assistant
  New York, NY 10017                                                               Treasurer Bankers Trust Co. (4/94-3/98);
  Age: 36                                                                          executive officer of other CSAM-advised
                                                                                   investment companies.


--------------------
* Mr. William W. Priest, Jr. is an interested person of the Fund by virtue of his former position as an officer of CSAM and Mr. Laurence R. Smith by virtue of his current position as an officer of CSAM.

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.



                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                DIRECTOR IN CSAM FAMILY OF
                                        DOLLAR RANGE OF EQUITY SECURITIES          CLOSED-END INVESTMENT
NAME OF DIRECTOR                               IN THE FUND*(1)(2)                    COMPANIES*(1)(3)
----------------                        ---------------------------------   -----------------------------------
Enrique R. Arzac......................                  B                                     E
Richard H. Francis....................                  B                                     B
Lawrence J. Fox.......................                  B                                     E
William W. Priest, Jr.................                  A                                     A
Laurence R. Smith.....................                  A                                     A


--------------

*   Key to Dollar Ranges:

    A. None

    B.  $1 -- $10,000

    C.  $10,001 -- $50,000

    D. $50,001 -- $100,000

    E.  over $100,000


(1) This information has been furnished by each Director as of June 30, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").



(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.


(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.


    As of June 30, 2002, none of the Non-Interested Directors, including the non-interested nominee for election to the Board, or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CSAM.



    During the fiscal year ended December 31, 2001, each Director who was not a director, officer, partner, co-partner or employee of CSAM, Bear Stearns or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2001 to all such Non-Interested Directors was $25,500.



    During the fiscal year ended December 31, 2001, the Board convened 8 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.



    Messrs. Arzac, Francis and Fox constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended December 31, 2001. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of Directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee selects and nominates new Non-Interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.


                             AUDIT COMMITTEE REPORT


    Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.



    The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has also met with the Fund's independent accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between the independent accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.



    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.



    Based upon these reviews and discussions, the Audit Committee recommended to the Fund's Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the year ended December 31, 2001 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

    Enrique R. Arzac
    Richard H. Francis
    Lawrence J. Fox


                            INDEPENDENT ACCOUNTANTS



    At a meeting held on February 13, 2002, the Board, including the Non-Interested Directors, approved the selection of PwC for the fiscal year ending December 31, 2002. PwC has been the Fund's independent accountants since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.



    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended December 31, 2001.



                                                                                 CSAM AND
                                                                 FUND       CERTAIN AFFILIATES
                                                              -----------   ------------------
Audit Fees..................................................    $32,800          $      0
Financial Information Systems Design and Implementation
  Fees......................................................          0                 0
All Other Fees..............................................      8,200           460,000


COMPENSATION


    The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2001. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or Directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.



                                                                                       TOTAL
                                                                                 COMPENSATION FROM
                                                                 AGGREGATE             FUND
                                                             COMPENSATION FROM   AND FUND COMPLEX
NAME OF DIRECTOR                                                   FUND          PAID TO DIRECTORS
----------------                                             -----------------   -----------------
Enrique R. Arzac...........................................       $8,500             $ 72,792
Richard H. Francis.........................................        8,500              110,250
Lawrence J. Fox............................................        8,500               38,292
James P. McCaughan*........................................            0                    0
William W. Priest, Jr......................................            0                    0


--------------
*   Subsequent to December 31, 2001, Mr. McCaughan resigned as a Director.


    THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

GENERAL


    The Fund will pay one-half of the costs associated with the Meeting (estimated at $35,000), with the remainder being paid by CSAM and/or its affiliates. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, Bear Stearns, or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses.



BENEFICIAL OWNERS



    As of June 30, 2002, there were no beneficial owners of more than 5% of the outstanding shares of the Fund who possessed or shared voting or investment power with respect to the shares.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



    Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC, the Boston Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2001, all filing requirements applicable to such persons were complied with.


SHAREHOLDER PROPOSALS


    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than April 26, 2003. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.



    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.



    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Indonesia Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.



    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.



    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2003 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.



    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


OTHER BUSINESS


    Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.



    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT WWW.CEFSOURCE.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                                      APPENDIX A


                   FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                                         , 2002


Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
SYDNEY NSW 2000

Dear Sir/Madam:


    The Indonesia Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management (Australia) Limited (the "Sub-Adviser"), a company registered under the laws of the State of Victoria, as follows:


    1.  INVESTMENT DESCRIPTION; APPOINTMENT


    The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement, as from time to time in effect (the "Registration Statement") and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.


    2.  SERVICES AS SUB-INVESTMENT ADVISER


    (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:


        (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

        (ii) make investment decisions or recommendations with respect to the Assets;

       (iii) if requested by CSAM will place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

        (iv) exercise voting rights with respect to the Assets if requested by CSAM; and


        (v) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.


    In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

    (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

    3.  EXECUTION OF TRANSACTIONS

    (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

    (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

    (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the

Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.


    (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.


    4.  DISCLOSURE REGARDING THE SUB-ADVISER

    (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's proxy statement used in seeking shareholder approval for this Agreement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such proxy statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

    (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.


    (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.


    (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

    5.  REPRESENTATIONS AND WARRANTIES

    5.1 The Sub-Adviser represents and warrants that:

    (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

    (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.


    (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

    5.2 The Fund represents and warrants that:

    (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that its entry into the Agreement nor the exercise by the Fund of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

    (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

    (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

    5.3 CSAM represents and warrants that:

    it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by CSAM of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

    6.  COMPLIANCE

    (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund
(i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

    (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

    (c) The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this

Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality held by the Sub-Adviser. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

    7.  BOOKS AND RECORDS

    (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

    (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    8.  PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

    (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request

    (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

    (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

    9.  STANDARD OF CARE


    The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the

Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.


    10.  COMPENSATION

    In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

    11.  EXPENSES


    (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).


    (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value assets of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

    12.  TERM OF AGREEMENT


    This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.


    13.  AMENDMENTS


    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.


    14.  NOTICES


    14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management (Australia) Limited, Level 32, Gateway Building, 1 Macquarie Place, SYDNEY NSW AUSTRALIA Attention: Annete Golden), telephone: 612 8205 4080 facsimile: 612-8205 4993, email,
annette.k.golden@csam.com (b) if to CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (212) 878-9351 (Attention:
President).


    14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

    14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

    15.  CHOICE OF LAW

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

    16.  MISCELLANEOUS

    (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

    (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                               ******************

                            [SIGNATURE PAGE FOLLOWS]

    Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.


                                             Very truly yours,

                                             CREDIT SUISSE ASSET MANAGEMENT, LLC

                                             By:
                                                  ------------------------------------------
                                             Name: Hal Liebes
                                             Title: Managing Director

                                             THE INDONESIA FUND, INC.

                                             By:
                                                  ------------------------------------------
                                             Name: Michael A. Pignataro
                                             Title: Chief Financial Officer


CREDIT SUISSE ASSET
MANAGEMENT (AUSTRALIA) LIMITED,
ABN 57 007 305 384, in accordance with its Articles of Association

---------------------------------
Director

---------------------------------
Director/Secretary

                                   SCHEDULE A



    CSAM will pay the Sub-Adviser a quarterly fee equal to 90% of the net quarterly amount received by CSAM as the Fund's investment adviser. Such fee shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The fee shall be an aggregate fee paid for services rendered with respect to this Fund.

                                              THE INDONESIA FUND, INC.



              ------------------------------------------------------------------
                                                   OCTOBER 9, 2002



3913-PS-02

                                  [PROXY CARD]
                            THE INDONESIA FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 100017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Indonesia Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on October 9, 2002, at 1:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

|X|    PLEASE MARK VOTES
       AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

   THIS PROXY WHEN                                                                                           For    Against  Abstain
  PROPERLY EXECUTED       1)   To approve the Sub-Investment Advisory Agreement among the Fund,              | |      | |      | |
 WILL BE VOTED IN THE          Credit Suisse Asset Management, LLC and Credit Suisse Asset
   MANNER DIRECTED             Management  (Australia) Limited.
    HEREIN BY THE
     UNDERSIGNED
  SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS
  PROXY WILL BE VOTED
 "FOR" PROPOSALS 1 AND
          2.
                          2)   Election of the following nominees as Directors:
                               Nominee:  (01)  Lawrence J. Fox (three-year term)
                                         (02)  Laurence R. Smith (three-year term)

                               | |  FOR the nominees listed above (except as marked to the contrary above)

                               | |  WITHHOLD AUTHORITY to vote for  the nominees listed above

                               (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                          3)   To transact such other business as may properly come before the Meeting or any adjournment thereof.

                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                      | |

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:  ___________________                         Date:  ________


Signature:  ___________________                         Date:  ________


DETACH CARD